                                    PNB FINANCIAL GROUP
                           Condensed Consolidated Balance Sheets


                                                       (Unaudited)        December 31,
                                                   September 30, 1998         1997
                                                   -------------------   ---------------
Assets
------

Cash and due from banks                                  $ 29,191,000       $ 15,185,000
Investment securities available for sale                    6,093,000          6,910,000
Federal funds sold                                          2,500,000                -0-
Mortgage loans held for sale                               95,137,000         96,852,000

Loans                                                     137,142,000        118,184,000
  Less allowance for loan losses                           (2,061,000)        (1,558,000)
                                                         ------------       ------------

    Net loans                                             135,081,000        116,626,000

Premises and equipment, net                                 1,074,000          1,094,000
Other real estate owned                                       759,000            476,000
Other assets                                                5,182,000          5,731,000
                                                         ------------       ------------

    Total assets                                         $275,017,000       $242,874,000
                                                         ============       ============

Liabilities and Shareholders' Equity
------------------------------------

Deposits                                                 $215,456,000       $211,090,000
Short term borrowings                                      22,855,000          5,000,000
Other liabilities                                           5,200,000          2,787,000
                                                         ------------       ------------

    Total liabilities                                     243,511,000        218,877,000
                                                         ------------       ------------

Shareholders' equity:

  Common stock, no par value, 20,000,000
   shares authorized; 2,779,733 and 2,265,280
   shares issued and outstanding at
   September 30, 1998 and December 31, 1997                25,593,000         16,234,000
  Retained earnings                                         5,876,000          7,754,000
  Accumulated other comprehensive income:
    Net unrealized gain on investment securities
     available for sale                                        37,000              9,000
                                                         ------------       ------------
    Total shareholders' equity                             31,506,000         23,997,000
                                                         ------------       ------------
    Total liabilities and shareholders' equity           $275,017,000       $242,874,000
                                                         ============       ============

                            See accompanying notes

                                  PNB FINANCIAL GROUP
          Condensed Consolidated Statements of Income and Comprehensive Income
                       Nine Months Ended September 30, 1998 and 1997
                                      (unaudited)


                                                                 1998           1997
                                                             -----------    -----------

 Interest income                                              15,014,000     11,824,000

 Interest expense                                              4,111,000      2,915,000
                                                             -----------    -----------
    Net interest income                                       10,903,000      8,909,000

Provision for loan losses                                        575,000        765,000
                                                             -----------    -----------
    Net interest income after provision for loan losses       10,328,000      8,144,000
                                                             -----------    -----------

Other income:
    Income from mortgage banking operations                   16,627,000     10,437,000
    Service charges, fees and other                              887,000        963,000
    Gain on sale of SBA loans                                    323,000        415,000
                                                             -----------    -----------
    Total other income                                        17,837,000     11,815,000
                                                             -----------    -----------

Other expenses:
    Mortgage banking operations                               12,095,000      7,461,000
    Salaries & employee benefits                               2,962,000      3,246,000
    Occupancy                                                    903,000      1,043,000
    Other                                                      2,662,000      2,539,000
                                                             -----------    -----------

    Total other expense                                       18,622,000     14,289,000
                                                             -----------    -----------

Income before income taxes                                     9,543,000      5,670,000

Provision for income taxes                                     4,007,000      2,341,000
                                                             -----------    -----------

Net income                                                   $ 5,536,000    $ 3,329,000
                                                             ===========    ===========

Other Comprehensive Income, net of tax:
    Unrealized gains on securities available for sale             31,000         61,000
    Less: reclassification adjustment for losses
         included in net income                                   (3,000)        (6,000)
                                                             -----------    -----------

Other Comprehensive Income                                        28,000         55,000
                                                             -----------    -----------

Comprehensive Income                                         $ 5,564,000    $ 3,384,000
                                                             ===========    ===========

Earnings per share
    Basic                                                    $      2.04    $      1.32
                                                             ===========    ===========
    Diluted                                                  $      1.93    $      1.23
                                                             ===========    ===========

Weighted average number of shares for computing
earnings per share:
    Basic                                                      2,708,170      2,522,110
                                                             -----------    -----------
    Diluted                                                    2,875,477      2,699,646
                                                             -----------    -----------

                             See accompanying notes

                               PNB FINANCIAL GROUP
        Condensed Consolidated Statements of Income and Comprehensive Income
                    Three Months Ended September 30, 1998 and 1997
                                   (unaudited)

                                                                 1998          1997
                                                             -----------   -----------

 Interest income                                               5,234,000     4,276,000

 Interest expense                                              1,384,000     1,082,000
                                                              ----------    ----------

    Net interest income                                        3,850,000     3,194,000

Provision for loan losses                                        225,000       570,000
                                                              ----------    ----------

    Net interest income after provision for loan losses        3,625,000     2,624,000
                                                              ----------    ----------

Other income:
    Income from mortgage banking operations                    6,114,000     3,779,000
    Service charges, fees and other                              243,000       402,000
    Gain on sale of SBA loans                                    108,000       129,000
                                                              ----------    ----------
    Total other income                                         6,465,000     4,310,000
                                                              ----------    ----------

Other expenses:
    Mortgage banking operations                                4,393,000     2,678,000
    Salaries & employee benefits                                 969,000     1,006,000
    Occupancy                                                    303,000       327,000
    Other                                                        935,000       830,000
                                                              ----------    ----------

    Total other expense                                        6,600,000     4,841,000
                                                              ----------    ----------

Income before income taxes                                     3,490,000     2,093,000

Provision for income taxes                                     1,465,000       858,000
                                                              ----------    ----------

Net income                                                    $2,025,000    $1,235,000
                                                              ==========    ==========

Other Comprehensive Income, net of tax:
    Unrealized gains on securities available for sale             23,000        30,000
    Less: reclassification adjustment for losses
         included in net income                                      -0-           -0-
                                                              ----------    ----------
Other Comprehensive Income                                        23,000        30,000
                                                              ----------    ----------

Comprehensive Income                                          $2,048,000    $1,265,000
                                                              ==========    ==========

Earnings per share
    Basic                                                     $      .73    $      .48
                                                              ==========    ==========
    Diluted                                                   $      .70    $      .45
                                                              ==========    ==========

Weighted average number of shares for computing
earnings per share:
    Basic                                                      2,770,815     2,552,387
                                                              ----------    ----------
    Diluted                                                    2,909,520     2,756,293
                                                              ----------    ----------

                             See accompanying notes

                                  PNB FINANCIAL GROUP
                      Condensed Consolidated Statements of Cash Flow
                       Nine Months Ended September 30, 1998 and 1997
                                      (unaudited)

                                                              1998            1997
                                                          -------------   -------------

Net cash provided by (used in) operating activities:      $ 12,461,000    $(19,786,000)
                                                          ------------    ------------

Cash flows from investing activities:
    Net change in loans                                    (20,219,000)    (11,474,000)
    Net change in investment securities                        835,000         389,000
    Other                                                      591,000       4,861,000
                                                          ------------    ------------
         Net cash used in investing activities             (18,793,000)     (6,224,000)
                                                          ------------    ------------

Cash flows from financing activities:
    Net change in deposits                                   4,366,000      27,843,000
    Net change in short-term borrowings                     17,854,000      (1,351,000)
    Net change in common stock                                 618,000         186,000
                                                          ------------    ------------
         Net cash provided by financing activities          22,838,000      26,678,000
                                                          ------------    ------------

Net increase in cash and cash equivalents                   16,506,000         668,000

Cash and cash equivalents at beginning of period            15,185,000      18,701,000
                                                          ------------    ------------

Cash and cash equivalents at end of period                $ 31,691,000    $ 19,369,000
                                                          ============    ============


                             See accompanying notes

PNB FINANCIAL GROUP                    Notes to Condensed Consolidated Financial
                                       Statements September 30, 1998 (unaudited)

 1. Basis of Presentation

     The accompanying consolidated financial statements include the accounts of PNB Financial Group (the "Bank Holding Company") and its wholly-owned subsidiary, Pacific National Bank (the "Bank"), (collectively, the "Company"). All significant intercompany balances and transactions have been eliminated. The condensed consolidated financial statements contain all adjustments (consisting only of normal, recurring accruals) which are, in the opinion of Management, necessary to present fairly the consolidated financial position of the Company at September 30, 1998, and the consolidated statements of income, and comprehensive income, for the nine and three month periods ended September 30, 1998 and September 30, 1997 and consolidated statements of cash flow for the nine month periods ended September 30, 1998 and 1997. Results for the nine and three months ended September 30, 1998 are not necessarily indicative of results which may be expected for any other interim period, or for the year as a whole. These condensed consolidated financial statements do not include all disclosures associated with the Company's annual financial statements and, accordingly, should be read in conjunction with such statements.

 2. Consolidated Statement of Cash Flows

     For purposes of reporting cash flows, the Company defines cash and cash equivalents as cash on hand, cash due from banks, interest-bearing deposits in other banks and federal funds sold.

 3. Shareholder's Equity

     The Company has authorized 10,000,000 shares, no par value, preferred
stock. No shares of preferred stock have been issued.   On April 15, 1998, the
Company declares a 15% stock dividend. As a result of the dividend, an additional 344,838 common shares were issued totaling $7,414,000. During the nine month period ended September 30, 1998, 169,615 stock options with a weighted average exercise price of $3.65 per share were exercised. In connection with the exercise, the Company recognized a tax benefit of approximately $1.3 million which was recorded directly to common stock.

4. Impact of Recently Issued Accounting Standards - Derivative Instruments and
 Hedging Activities       In June 1998, the financial Accounting Standards
Board (FASB) issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. The primary purpose of Statement No. 133 is to recongnize the fair value of derivative instruments on the face of financial statements.

     The Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Initial application is to be at the beginning of an entity's fiscal quarter. Earlier application is encouraged, but only at the beginning of any fiscal quarter that occurs prior to the effective date. The Statement must be applied on January 1, 2000.

     Upon adoption, Statement No. 133 requires that an entity recognize all derivative instruments as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. Accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Gains and losses on derivatives not designated as hedging instruments are recognized in earnings in the period of change.

     The Company has not determined the effect, if any, the adoption will have on the Company's financial statements.

 5. Significant Event - Merger with Western Bancorp

     On October 6, 1998, the Company entered into a definitive agreement to merge with Western Bancorp. Shareholders of the Company will receive one share of Western Bancorp stock for each outstanding share of the Company in what is expected to qualify as a tax free exchange. The acquisition is expected to qualify for pooling-of-interest accounting and close during the fourth quarter of 1998 or the first quarter of 1999.

     In connection with the definitive agreement the Company entered into a stock option agreement with Western Bancorp to increase the likelihood that the merger will be completed and discourage offers by third parties to acquire the Company prior to the merger. Pusuant to the stock option agreement the Company granted to Western Bancorp an option, exercisable under certain limited and specifically defined circumstances, to purchase up to 553,166 authorized but unissued shares of the Company common stock for a purchase price per share of $29.625. The number of shares and the purchase price are adjustable under certain circumstances, but Western may not acquire more than 19.9% of the Company's shares of common stock pursuant to this agreement.